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                              AMENDED AND RESTATED

                                    BYLAWS OF

                         ALTERNATIVE ENTERTAINMENT, INC.
                              A NEVADA CORPORATION



                                    ARTICLE I

                                  STOCKHOLDERS

          Section 1.01 ANNUAL MEETING. The annual meeting of the stockholders of the corporation shall be held on such date and at time as shall be designated from time to time for the purpose of electing directors of the corporation and to transact all business as may properly come before the meeting. If the election of the directors is not held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the president shall cause the election to be held at a special meeting of the stockholders as soon thereafter as is convenient.

          Section 1.02 SPECIAL MEETINGS. Special meetings of the stockholders may be called by the president or the Board of Directors and shall be called by the president at the written request of the holders of not less than 10% of the issued and outstanding voting shares of capital stock of the corporation.

          All business lawfully to be transacted by the stockholders may be transacted at any special meeting or at any adjournment thereof. However, no business shall be acted upon at a special meeting except that referred to in the notice calling the meeting, unless all of the outstanding capital stock of the corporation is represented either in person or by proxy. Where all of the capital stock is represented, any lawful business may be transacted and the meeting shall be valid for all purposes.

          Section 1.03 PLACE OF MEETINGS. Any meeting of the stockholders of the corporation may be held at its principal office in the State of Nevada or at such other place in or out of the United States as the Board of Directors may designate. A waiver of notice signed by the stockholders entitled to vote may designate any place for the holding of such meeting.

          Section 1.04 NOTICE OF MEETINGS.

               (a) The secretary shall sign and deliver to all stockholders of record written or printed notice of any meeting at least ten (10) days, but not more than sixty (60) days, before the date of such meeting; which notice shall state the place, date, and time of the meeting, the general nature of the business to be transacted, and, in the case of any meeting at which directors are


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to be elected, the names of nominees, if any, to be presented for election.

               (b) In the case of any meeting, any proper business may be presented for action, except that the following items shall be valid only if the general nature of the proposal is stated in the notice or written waiver of notice:

                    (1) Action with respect to any contract or transaction between the corporation and one or more of its directors or officers or another firm, association, or corporation in which one or more of its directors or officers has a material financial interest;

                    (2) Adoption of amendments to the Articles of Incorporation; or

                    (3) Action with respect to the merger, consolidation, reorganization, partial or complete liquidation, or dissolution of the corporation.

               (c) The notice shall be personally delivered or mailed by first class mail to each stockholder of record at the last known address thereof, as the same appears on the books of the corporation, and the giving of such notice shall be deemed delivered the date the same is deposited in the United States mail, postage prepaid. If the address of any stockholder does not appear upon the books of the corporation, it will be sufficient to address any notice to such stockholder at the principal office of the corporation.

               (d) The written certificate of the person calling any meeting, duly sworn, setting forth the substance of the notice, the time and place the notice was mailed or personally delivered to the stockholders, and the addresses to which the notice was mailed shall be prima facie evidence of the manner and fact of giving such notice.

          Section 1.05 WAIVER OF NOTICE. If all of the stockholders of the corporation shall waive notice of a meeting, no notice shall be required, and, whenever all of the stockholders shall meet in person or by proxy, such meeting shall be valid for all purposes without call or notice, and at such meeting any corporate action may be taken.

          Section 1.06 DETERMINATION OF STOCKHOLDERS OF RECORD.

               (a) The Board of Directors may at any time fix a future date as a record date for the determination of the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in


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respect of any other lawful action. The record date so fixed shall not be more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days nor less than ten (10) days prior to any other action. When a record date is so fixed, only stockholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights, or to exercise their rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

               (b) If no record date is fixed by the Board of Directors, then
(1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which written consent is given; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) days prior to the date of such other action, whichever is later.

          Section 1.07 VOTING.

               (a) Each stockholder of record, or such stockholder's duly authorized proxy or attorney-in-fact shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder's name on the books of the corporation on the record date.

               (b) Except as otherwise provided herein, all votes with respect to shares standing in the name of an individual on the record date (included pledged shares) shall be cast only by that individual or such individual's duly authorized proxy or attorney-in-fact. With respect to shares held by a representative of the estate of a deceased stockholder, guardian, conservator, custodian or trustee, votes may be cast by such holder upon proof of capacity, even though the shares do not stand in the name of such holder. In the case of shares under the control of a receiver, the receiver may cast in the name of the receiver provided that the order of the court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand in the name of a minor, votes may be cast only by the duly appointed guardian of the estate of such minor if such guardian has provided the corporation with written notice and proof of such appointment.

               (c) With respect to shares standing in the name of a corporation on the record date, votes may be cast by such officer


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or agent as the bylaws of such corporation prescribe or, in the absence of an applicable bylaw provision, by such person as may be appointed by resolution of the Board of Directors of such corporation. In the event no person is so appointed, such votes of the corporation may be cast by any person (including the officer making the authorization) authorized to do so by the Chairman of the Board of Directors, President or any Vice-President of such corporation.

               (d) Notwithstanding anything to the contrary herein contained, no votes may be cast by shares owned by this corporation or its subsidiaries, if any. If shares are held by this corporation or its subsidiaries, if any, in a fiduciary capacity, no votes shall be cast with respect thereto on any matter except to the extent that the beneficial owner thereof possesses and exercises either a right to vote or to give the corporation holding the same binding instructions on how to vote.

               (e) With respect to shares standing in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship with respect to the same shares, votes may be cast in the following manner:

                    (1) If only one person votes, the vote of such person binds all.

                    (2) If more than one person casts votes, the act of the majority so voting binds all.

                    (3) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

               (f) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

               (g) If a quorum is present, the affirmative vote of the holders of a majority of the voting shares represented at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless a vote of greater number by classes is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws.


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          Section 1.08 QUORUM; ADJOURNED MEETINGS.

               (a) At any meeting of the stockholders, a majority of the issued and outstanding voting shares of the corporation represented in person or by proxy, shall constitute a quorum.

               (b) If less than a majority of the issued and outstanding voting shares are represented, a majority of shares so represented may adjourn from time to time at the meeting, until holders of the amount of stock required to constitute a quorum shall be in attendance. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called. When a stockholder's meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced to the meeting at which the adjournment is taken, unless the adjournment is for more than ten (10) days in which event notice thereof shall be given.

          Section 1.09 PROXIES. At any meeting of stockholders, any holder of shares entitled to vote may authorize another person or persons to vote by proxy with respect to the shares held by an instrument in writing and subscribed to by the holder of such shares entitled to vote. No proxy shall be valid after the expiration of six (6) months from or unless otherwise specified in the proxy. In no event shall the term of a proxy exceed seven (7) years from the date of its execution. Every proxy shall continue in full force and effect until its expiration or revocation. Revocation may be effected by filing an instrument revoking the same or a duly executed proxy bearing a later date with the secretary of the corporation.

          Section 1.10 ORDER OF BUSINESS. At the annual stockholder's meeting, the regular order of business shall be as follows:

               1. Determination of stockholders present and existence of quorum;

               2. Reading and approval of the minutes of the previous meeting or meetings;

               3. Reports of the Board of Directors, the president, treasurer and secretary of the corporation, in the order named;

               4. Reports of committees;

               5. Election of directors;

               6. Unfinished business;


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               7. New business; and

               8. Adjournment.

          Section 1.11 ABSENTEES' CONSENT TO MEETINGS. Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice of a quorum is present, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally required to be included there), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, such meeting, except that when the person objects at the beginning of the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the beginning. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice, except as otherwise provided in Section 1.04(b) of these Bylaws.

          Section 1.12 ACTION WITHOUT MEETING. Any action, except the election of directors, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if consented to by the holders of a majority of the shares entitled to vote or such greater proportion as may be required by the laws of the State of Nevada, the Articles of Incorporation, or these Bylaws. Whenever action is taken by written consent, a meeting of stockholders need not be called or noticed.

          Section 1.13 TELEPHONIC MEETINGS. Meeting of the stockholders may be held through the use of a conference telephone or similar communications equipment so long as all members participating in such meeting can hear one another at the time of such meeting. Participation in such meeting constitutes presence in person at such meeting.

                                   ARTICLE II

                                    DIRECTORS

          Section 2.01 NUMBER, TENURE, AND QUALIFICATIONS. Except as otherwise provided herein, the Board of Directors of the corporation shall consist of at least four (4) persons, who shall


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be elected at the annual meeting of the stockholders of the corporation and who shall hold office for one (1) year or until his or her successor or successors are elected and qualify. If, at any time, the number of stockholders of the corporation is less than three (3), the Board of Directors may consist of fewer persons, but shall not be less than the number of stockholders. A director need not be a stockholder of the corporation.

          Section 2.02 RESIGNATION. Any director may resign effective upon giving written notice to the Chairman of the Board of Directors, the president or the secretary of the corporation, unless the notice specified a later time for effectiveness of such resignation. If the Board of Directors accepts the resignation of a director tendered to take effect at a future date, the Board of Directors or the stockholders may elect a successor to take office when the resignation becomes effective.

          Section 2.03 CHANGE IN NUMBER. Subject to the limitations in the laws of the State of Nevada, the Articles of Incorporation or Section 2.01 of these Bylaws, the number of directors may be changed from time to time by resolution adopted by the Board of Directors.

          Section 2.04 REDUCTION IN NUMBER. No reduction of the number of directors shall have the effect of removing any director prior the expiration of his term of office.

          Section 2.05 REMOVAL.

               (a) The Board of Directors of the corporation, by majority vote, may declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction or convicted of a felony.

               (b) Any director may be removed from office, with or without cause, by the vote or written consent of stockholders representing a majority of the issued and outstanding voting capital stock of the corporation.

          Section 2.06 VACANCIES.

               (a) A vacancy in the Board of Directors because of death, resignation, removal, change in number of directors, or otherwise may be filled by the stockholders at any regular or special meeting or any adjourned meeting thereof (but not by written consent) or the remaining director(s) by the affirmative vote of a majority thereof. Each successor so elected shall hold office until the next annual meeting of stockholders or until a successor shall have been duly elected and qualified.

               (b) If, after the filling of any vacancy by the directors, the directors then in office who have been elected by


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the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the total number of shares entitled to vote may call a special meeting of the stockholders to be held to elect the entire Board of Directors. The term of the office of any director shall terminate upon such election of a successor.

          Section 2.07 REGULAR MEETINGS. Immediately following the adjournment of, and at the same place as, the annual meeting of the stockholders, the Board of Directors, including directors newly elected, shall hold its annual meeting without notice other than this provision, to elect officers of the corporation and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding additional regular meetings.

          Section 2.08 SPECIAL MEETINGS. Special meeting of the Board of Directors may be called by the Chairman and shall be called by the Chairman upon the request of any two (2) directors or the President of the corporation.

          Section 2.09 PLACE OF MEETINGS. Any meeting of the directors of the corporation may be held at the corporation's principal office in the State of Nevada or at such other place in or out of the United States as the Board of Directors may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

          Section 2.10 NOTICE OF MEETINGS. Except as otherwise provided in
Section 2.07, the Chairman shall deliver to all directors written or printed notice of any special meeting, at least 48 hours before the time of such meeting, by delivery of such notice personally or mailing such notice first class mail or by telegram. If mailed, the notice shall be deemed delivered two
(2) business days following the date the same is deposited in the United States mail, postage prepaid. Any director may waive notice of any meeting, and the attendance of a director at a meeting shall constitute a waiver of notice of such meeting, unless such attendance is for the express purpose of objecting to the transaction of business thereat because the meeting is not properly called or convened.

          Section 2.11 QUORUM; ADJOURNED MEETINGS.

               (a) A majority of the Board of Directors in office shall constitute a quorum.

               (b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have


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 been transacted at the meeting originally called.

          Section 2.12 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent thereto is signed by all of the members of the Board of Directors or of such committee. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors or committee. Such action by written consent shall have the same force and effect as the unanimous vote of the Board of Directors or committee.

          Section 2.13 TELEPHONIC MEETINGS. Meetings of the Board of Directors may be held through the use of a conference telephone or similar communications equipment so long as all members participating in such meeting can hear one another at the time of such meeting. Participation in such a meeting constitutes presence in person at such meeting. Each person participating in the meeting shall sign the minutes thereof which may be in counterparts.

          Section 2.14 BOARD DECISIONS. The affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

          Section 2.15 POWERS AND DUTIES.

               (a) Except as otherwise provided in the Articles of Incorporation or the laws of the State of Nevada, the Board of Directors is invested with the complete and unrestrained authority to manage the affairs of the corporation, and is authorized to exercise for such purpose as the general agent of the corporation, its entire corporate authority in such manner as it sees fit. The Board of Directors may delegate any of its authority to manage, control or conduct the current business of the corporation to any standing or special committee or to any officer or agent and to appoint any persons to be agents of the corporation with such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

               (b) The Board of Directors shall present to the stockholders at annual meetings of the stockholders, and when called for by a majority vote of the stockholders at a special meeting of the stockholders, a full and clear statement of the condition of the corporation, and shall, at request, furnish each of the stockholders with a true copy thereof.

               (c) The Board of Directors, in its discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called for the purpose of considering any such contract or act, provided a quorum is present. The contract or act shall be valid


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and binding upon the corporation and upon all the stockholders thereof, if approved and ratified by the affirmative vote of a majority of the stockholders at such meeting.

          Section 2.16 COMPENSATION. The directors shall be allowed and paid all necessary expenses incurred in attending any meetings of the Board, and shall be entitled to receive such compensation for their services as directors as shall be determined from time to time by the Board of Directors of any committee thereof.

          Section 2.17 BOARD OFFICERS.

               (a) At its annual meeting, the Board of Directors shall elect, from among its members, a Chairman to preside at meetings of the Board of Directors. The Board of Directors may also elect such other board officers as it may, from time to time, determine advisable.

               (b) Any vacancy in any board office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

          Section 2.18 ORDER OF BUSINESS. The order of business at any meeting of the Board of Directors shall be as follows:

               1. Determination of members present and existence of quorum;

               2. Reading and approval of the minutes of any previous meeting or meetings;

               3. Reports of officers and committeemen;

               4. Election of officers (annual meeting);

               5. Unfinished business;

               6. New business; and

               7. Adjournment.

                                   ARTICLE III

                                    OFFICERS

          Section 3.01 ELECTION. The Board of Directors, at its first meeting following the annual meeting of stockholders, shall elect a President, a Secretary and a Treasurer to hold office for a term of one (1) year and until their successors are elected and qualified. Any person may hold two or more offices. The Board of Directors may, from time to time, by resolution, appoint one or


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more Vice-Presidents, Assistant Secretaries, Assistant Treasurers and transfer agents of the corporation as it may deem advisable; prescribe their duties; and fix their compensation.

          Section 3.02 REMOVAL; RESIGNATION. Any officer or agent elected or appointed by the Board of Directors may be removed by it with or without cause. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the resigning officer is a party.

          Section 3.03 VACANCIES. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

          Section 3.04 PRESIDENT. The President shall be the general manager and executive officer of the corporation, subject to the supervision and control of the Board of Directors, and shall direct the corporate affairs, with full power to execute all resolutions and orders of the Board of Directors not especially entrusted to some other officer of the corporation. The President shall preside at all meetings of the stockholders and shall perform such other duties as shall be prescribed by the Board of Directors.

          Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation to attend and to act and to vote at any meetings of the stockholders of any corporation in which the corporation may hold stock and, at any such meetings, shall possess and may exercise any and all rights and powers incident to the ownership of such stock. The Board of Directors, by resolution from time to time, may confer like powers on any person or persons in place of the President to represent the corporation for these purposes.

          Section 3.05 VICE PRESIDENT. The Board of Directors may elect one or more Vice-Presidents who shall be vested with all the powers and perform all the duties of the President whenever the President is absent or unable to act, including the signing of the certificates of stock issued by the corporation, and the Vice-President shall perform such other duties as shall be prescribed by the Board of Directors.

          Section 3.06 SECRETARY. The Secretary shall keep the minutes of all meetings of the stockholders and the Board of Directors in books provided for that purpose. The Secretary shall attend to the giving and service of all notices of the corporation, may sign with the President in the name of the corporation all contracts authorized by the Board of Directors or appropriate committee, shall have the custody of the corporate seal, shall affix the corporate seal to all certificates of stock duly issued by the corporation, shall have charge of stock certificate books,


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transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct, and shall, in general, perform all duties incident to the office of the Secretary. All corporate books kept by the Secretary shall be open for examination by any director at any reasonable time.

          Section 3.07 ASSISTANT SECRETARY. The Board of Directors may appoint an Assistant Secretary who shall have such powers and perform such duties as may be prescribed for him by the Secretary of the corporation or by the Board of Directors.

          Section 3.08 TREASURER. The Treasurer shall be the chief financial officer of the corporation, subject to the supervision and control of the Board of Directors, and shall have custody of all the funds and securities of the corporation. When necessary or proper, the Treasurer shall endorse on behalf of the corporation for collection checks, notes, and other obligations, and shall deposit all monies to the credit of the corporation in such bank or banks or other depository as the Board of Directors may designate, and shall sign all receipts and vouchers for payments by the corporation. Unless otherwise specified by the Board of Directors, the Treasurer shall sign with the President all bills of exchange and promissory notes of the corporation, shall also have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities, and such other property belonging to the corporation as the Board of Directors shall designate, and shall sign all papers required by law, by these Bylaws, or by the Board of Directors to be signed by the Treasurer. The Treasurer shall enter regularly in the books of the corporation, to be kept for that purpose, full and accurate accounts of all monies received and paid on account of the corporation and, whenever required by the Board of Directors, the Treasurer shall render a statement of any or all accounts. The Treasurer shall at all reasonable times exhibit the books of account to any directors of the corporation and shall perform all acts incident to the position of Treasurer subject to the control of the Board of Directors.

          The Treasurer shall, if required by the Board of Directors, give bond to the corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of Treasurer and for restoration to the corporation, in the event of the Treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

          Section 3.09 ASSISTANT TREASURER. The Board of Directors may appoint an Assistant Treasurer who shall have such powers and perform such duties as may be prescribed by the Treasurer of the corporation or by the Board of Directors, and the


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Board of Directors may require the Assistant Treasurer to give a bond to the corporation in such sum and with such security as it may approve, for the faithful performance of the duties of Assistant Treasurer, and for restoration to the corporation, in the event of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

                                   ARTICLE IV

                                  CAPITAL STOCK

          Section 4.01 ISSUANCE. Shares of capital stock of the corporation shall be issued in such manner and at such times and upon such conditions as shall be prescribed by the Board of Directors.

          Section 4.02 CERTIFICATES. Ownership in the corporation shall be evidenced by certificates for shares of stock in such form as shall be prescribed by the Board of Directors, shall be under the seal of the corporation and shall be signed by the President or a Vice-President and also by the Secretary or an Assistant Secretary. Each certificate shall contain the then name of the record holder, the number, designation, if any, class or series of shares represented, a statement of summary of any applicable rights, preferences, privileges or restrictions thereon, and a statement that the shares are assessable, if applicable. All certificates shall be consecutively numbered. The name, address and federal tax identification number of the stockholder, the number of shares, and the date of issue shall be entered on the stock transfer books of the corporation.

          Section 4.03 SURRENDER; LOST OR DESTROYED CERTIFICATES. All certificates surrendered to the corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and if required by the Board of Directors, an indemnity bond in an amount and upon such terms as the Treasurer, or the Board of Directors, shall require. In no case shall the bond be in an amount less than twice the current market value of the stock and it shall indemnify the corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

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          Section 4.04 REPLACEMENT CERTIFICATE. When the Articles of
Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the corporation or it becomes desirable for any reason, including, without limitation, the merger or consolidation of the corporation with another corporation or the reorganization of the corporation, to cancel any outstanding certificate for shares and issue a new certificate for shares, the corporation shall issue an order for stockholders of record, to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive dividends or exercise any other rights of stockholders until the holder has complied with the order, provided that such order operates to suspend such rights only after notice and until compliance.

          Section 4.05 TRANSFER OF SHARES. No transfer of stock shall be valid as against the corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer on the books of the corporation.

          Section 4.06 TRANSFER AGENT. The Board of Directors may appoint one or more transfer agents and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agent and such registrar of transfer.

          Section 4.07 STOCK TRANSFER BOOKS. The stock transfer books shall be closed for a period of at least ten (10) days prior to all meetings of the stockholders and shall be closed for the payment of dividends as provided in
Article V hereof and during such periods as, from time to time, may be fixed by the Board of Directors, and, during such periods, no stock shall be transferable.

          Section 4.08 MISCELLANEOUS. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the corporation.

                                    ARTICLE V

                                    DIVIDENDS

          Dividends may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors at any regular or special meeting and may be paid in cash, property, shares of the corporation stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 1.06 of these Bylaws, prior to the dividend payment for the purpose of determining stockholders entitled to receive payment of any dividend. The Board of Directors may close the stock transfer books for such purpose for a period of not more than ten (10) days prior to the payment date of such dividend.

                                   ARTICLE VI

              OFFICES; RECORDS, REPORTS; SEAL AND FINANCIAL MATTERS

          Section 6.01 PRINCIPAL OFFICE. The principal office of the corporation in the State of Nevada shall be at 401 Ryland Street, Suite 330, Reno, Nevada 89502.

     The Board of Directors may from time to time, by resolution, change the location of the principal office within the State of Nevada. The corporation may also maintain an office or offices at such other place or places, either within or without the State of Nevada, as may be resolved, from time to time, by the Board of Directors.

          Section 6.02 RECORDS. The stock transfer books and a certified copy of the Bylaws, Articles of Incorporation, any amendments thereto, and the minutes of the proceedings of stockholders, the Board of Directors, and Committees of the Board of Directors shall be kept at the principal office of the corporation for the inspection of all who have the right to see the same and for the transfer of stock. All other books of the corporation shall be kept at such places as may be prescribed by the Board of Directors.

          Section 6.03 FINANCIAL REPORT ON REQUEST. Any stockholder or stockholders holding at least five percent (5%) of the outstanding shares of any class of stock may make a written request for an income statement of the corporation for the three (3) month, six (6) month or nine (9) month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period. In addition, if no annual report of the last fiscal year has been sent to stockholders, such stockholder or stockholders may make a request for a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year. The statements shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of the statements shall be kept on file in the principal office of the corporation for twelve (12) months, and such copies shall be exhibited at all reasonable times to any stockholder demanding an examination of them or a copy shall be mailed to each stockholder. Upon request by any stockholder, there shall be mailed to the stockholder a copy of the last annual, semiannual or quarterly income statement which it has prepared and a balance sheet as of the end of the period. The financial statements referred to in this
Section 6.03 shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

          Section 6.04 RIGHT OF INSPECTION.

          (a) The accounting and records and minutes of proceedings of the stockholders and the Board of Directors and committees of the Board of Directors shall be open to inspection upon the written demand of any stockholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to such holder's interest as a stockholder or as the holder of such voting trust certificate. This right of inspection shall extend to the records of the subsidiaries, if any, of the corporation. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

          (b) Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the corporation and/or its subsidiary corporations. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

          Section 6.05 CORPORATE SEAL. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the corporation shall have the authority to affix the seal to any document requiring it.

          Section 6.06 FISCAL YEAR-END. The fiscal year-end of the corporation shall be such date as may be fixed from time to time by resolution by the Board of Directors.

          Section 6.07 RESERVES. The Board of Directors may create, by resolution, out of the earned surplus of the corporation such reserves as the directors may, from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends or to repair or maintain any property of the corporation, or for such other purpose as the Board of Directors may deem beneficial to the corporation, and the directors may modify or abolish any such reserves in the manner in which they were created.

          Section 6.08 PAYMENTS TO OFFICERS OR DIRECTORS. Any payments made to an officer or director of the corporation, such as salary, commission, bonus, interest, rent or entertainment expense, which shall be disallowed by the Internal Revenue Service in whole or in part as a deductible expense by the corporation, shall be reimbursed by such officer or director to the corporation to the full extent of such disallowance. It shall be the duty of the Board of Directors to enforce repayment of each such amount disallowed. In lieu of direct reimbursement by such officer or director, the Board of Directors may withhold future compensation to such officer or director until the amount owed to the corporation has been recovered.

                                   ARTICLE VII

                                 INDEMNIFICATION

          Section 7.01 IN GENERAL. Subject to Section 7.02, the corporation shall indemnify any director, officer, employee or agent or the corporation, or any person serving in any such capacity of any other entity or enterprise at the request of the corporation, against any and all legal expenses (including attorneys' fees), claims and/or liabilities arising out of any action, suit or proceeding, except an action by or in the right of the corporation.

          Section 7.02 LACK OF GOOD FAITH; CRIMINAL CONDUCT. The corporation may, but shall not be required to, indemnify any person where such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, where there was not reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order or settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, there was reasonable cause to believe that the conduct was unlawful.

          Section 7.03 SUCCESSFUL DEFENSE OF ACTIONS. The corporation shall reimburse or otherwise indemnify any director, officer, employee, or agent against legal expenses (including attorneys' fees) actually and reasonably incurred in connection with defense of any action, suit, or proceeding hereinabove referred to, to the extent such person is successful on the merits or otherwise.

          Section 7.04 AUTHORIZATION. Indemnification shall be made by the corporation only when authorized in the specific case and upon a determination that indemnification is proper by:

               (1) The stockholders;

               (2) A majority vote of a quorum of the Board of Directors, consisting of directors who were not parties to the action, suit, or proceeding; or

               (3) Independent legal counsel in a written opinion, if a quorum of disinterested directors so orders or if a quorum of disinterested directors cannot be obtained.

          Section 7.05 ADVANCING EXPENSES. Expenses incurred in defending any action, suit, or proceeding may be paid by the corporation in advance of the final disposition, when authorized by the Board of Directors, upon receipt of an undertaking by or on behalf of the person defending to repay such advances if indemnification is not ultimately available under these provisions.

          Section 7.06 CONTINUING INDEMNIFICATION. The indemnification provided by these Bylaws shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          Section 7.07 INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation in any capacity against any liability asserted.

                                  ARTICLE VIII

                                     BYLAWS

          Section 8.01 AMENDMENT. These Bylaws may be altered, amended or repealed at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment or repeal be contained in the notice of such special meeting. These Bylaws may also be altered, amended, or repealed at a meeting of the stockholders at which a quorum is present by the affirmative vote of the holders of 51% of the capital stock of the corporation entitled to vote or by the consent of the stockholders in accordance with Section 1.12 of these Bylaws. The stockholders may provide by resolution that any Bylaw provision repealed, amended, adopted or altered by them may not be repealed amended, adopted or altered by the Board of Directors.

                                 CERTIFICATION

          I, the undersigned, being the duly elected secretary of the corporation, do hereby certify that the foregoing Bylaws were adopted by the Board of Directors the 1st day of April, 1996.


                                            /s/ [Illegible]
                                            ----------------------------
                                            Secretary

                                     BYLAWS

                                       OF

                         ALTERNATIVE ENTERTAINMENT, INC.

                              A NEVADA CORPORATION

                                    ARTICLE I

                                  STOCKHOLDERS

          Section 1.01 ANNUAL MEETING. The annual meeting of the stockholders of the corporation shall be held at on such date and time as shall be designated from time to time by the purpose of electing directors of the corporation to serve business as may properly come before the meeting. If the election of the directors is not held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the president shall cause the election to be held at a special meeting of the stockholders as soon thereafter as is convenient.

          Section 1.02 SPECIAL MEETINGS. Special meetings of the stockholders may be called by the president or the Board of Directors and shall be called by the president oat the written request of the holders of not less than 51% of the issued and outstanding voting shares of capital stock of the corporation.

          All business lawfully to be transacted by the stockholders may be transacted at any special meeting or at any adjournment thereof. However, no business shall be acted upon at a special meeting except that referred to in the notice calling the meeting, unless all of the outstanding capital stock of the corporation is represented either in person or by proxy. Where all of the capital stock is represented, any lawful business may be transacted and the meeting shall be valid for all purposes.

          Section 1.03 PLACE OF MEETINGS. Any meeting of the stockholders of the corporation may be held at its principal office in the State of Nevada or at such other place in or out of the United States as the Board of Directors may designate. A waiver of notice signed by the stockholders entitled to vote may designate any place for the holding of such meeting.

          Section 1.04 NOTICE OF MEETINGS.

               (a) The secretary shall sign and deliver to all stockholders of record written or printed notice of any meeting at least ten (10) days, but not more than sixty (60) days, before the date of such meeting; which notice shall state the place, date, and time of the meeting, the general nature of the business to be transacted, and, in the case of any meeting at which directors are to be elected, the names of nominees, if any, to be presented for election.

               (b) In the case of any meeting, any proper business may be presented for action, except that the following items shall be valid only if the general nature of the proposal is stated in the notice or written waiver of notice:

                    (1) Action with respect to any contract or transaction between the corporation and one or more of its directors or officers or another firm, association, or corporation in which one or more of its directors or officers has a material financial interest;

                    (2) Adoption of amendments to the Articles of Incorporation; or

                    (3) Action with respect to the merger, consolidation, reorganization, partial or complete liquidation, or dissolution of the corporation.

               (c) The notice shall be personally delivered or mailed by first class mail to each stockholder of record at the last known address thereof, as the same appears on the books of the corporation, and the giving of such notice shall be deemed delivered the date the same is deposited in the United States mail, postage prepaid. If the address of any stockholder does not appear upon the books of the corporation, it will be sufficient to address any notice to such stockholder at the principal office of the corporation.

               (d) The written certificate of the person calling any meeting, duly sworn, setting forth the substance of the notice, the time and place the notice was mailed or personally delivered to the stockholders, and the addresses to which the notice was mailed shall be prima facie evidence of the manner and fact of giving such notice.

          Section 1.05 WAIVER OF NOTICE. If all of the stockholders of the corporation shall waive notice of a meeting, no notice shall be required, and, whenever all of the stockholders shall meet in person or by proxy, such meeting shall be valid for all purposes without call or notice, and at such meeting any corporate action may be taken.

          Section 1.06 DETERMINATION OF STOCKHOLDERS OF RECORD.

               (a) The Board of Directors may at any time fix a future date as a record date for the determination of the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action. The record date so fixed shall not be more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days nor less than ten (10) days prior to any other action. When a record date is so fixed, only stockholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights, or to exercise their rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

               (b) If no record date is fixed by the Board of Directors, then
(1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which written consent is given; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) days prior to he date of such other action, whichever is later.

          Section 1.07 VOTING.

               (a) Each stockholder of record, or such stockholder's duly authorized proxy or attorney-in-fact shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder's name on the books of the corporation on the record date.

               (b) Except as otherwise provided herein, all votes with respect to share standing in the name of an individual on the record date (included pledged shares) shall be cast only by that individual or such individual's duly authorized proxy or attorney-in-fact. With respect to shares held by a representative of the estate of a deceased stockholder, guardian, conservator, custodian or trustee, votes may be cast by such holder upon proof of capacity, even though the shares do not stand in the name of such holder. In the case of shares under the control of a receiver, the receiver may cast in the name of the receiver provided that the order of the court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand in the name of a minor, votes may be cast only by the duly appointed guardian of the estate of such minor if such guardian has provided the corporation with written notice and proof of such appointment.

               (c) With respect to shares standing in the name of a corporation on the record dante, votes may be cast by such officer or agent as the bylaws of such corporation prescribe or, in the absence of an applicable bylaw provision, by such person as may be appointed by resolution of the Board of Directors of such corporation. In the event no person is so appointed, such votes of the corporation may be cast by any person (including the officer making the authorization) authorized to do so by the Chairman of the Board of Directors, President or any Vice-President of such corporation.

               (d) Notwithstanding anything to the contrary herein contained, no votes may be cast by shares owned by this corporation or its subsidiaries, if any. If shares are held by this corporation or its subsidiaries, if any, in a fiduciary capacity, no votes shall be cast with respect thereto on any matter except to the extent that the beneficial owner thereof possesses and exercises either a right to vote or to give the corporation holding the same binding instructions on how to vote.

               (e) With respect to shares standing in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise and shares held b two or more persons (including proxy holders) having the same fiduciary relationship respect in the same shares, votes may be cast in the following manner:

                    (1) If only one person votes, the vote of such person binds all.

                    (2) If more than one person casts votes, the act of the majority so voting binds all.

                    (3) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

               (f) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

               (g) If a quorum is present, the affirmative vote of holders of majority of the voting shares represented at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless a vote of greater number of voting by classes is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws.

          Section 1.08 QUORUM; ADJOURNED MEETINGS.

               (a) At any meeting of the stockholders, a majority of the issued and outstanding voting shares of the corporation represented in person or by proxy, shall constitute a quorum.

               (b) If less than a majority of the issued and outstanding voting shares are represented, a majority of shares so represented may adjourn from time to time at the meeting, until holders of the amount of stock required to constitute a quorum shall be in attendance. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called. When a stockholder's meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced to the meeting at which the adjournment is taken, unless the adjournment is for more than ten (10) days in which event notice thereof shall be given.

          Section 1.09 PROXIES. At any meeting of stockholders, any holder of share entitled to vote may authorize another person or persons to vote by proxy with respect to the shares held by an instrument in writing and subscribed to by the holder of such shares entitled to vote. No proxy shall be valid after the expiration of six (6) months from or unless otherwise specified in the proxy. In no event shall the term of a proxy exceed seven (7) years from the date of its execution. Every proxy shall continue in full force and effect until its expiration or revocation. Revocation may be effected by filing an instrument revoking the same or a duly executed proxy bearing a later date with the secretary of the corporation.

          Section 1.10 ORDER OF BUSINESS. At the annual stockholder's meeting, the regular order of business shall be as follows:

               1. Determination of stockholders present and existence of quorum;

               2. Reading and approval of the minutes of the previous meeting or meetings;

               3. Reports of the Board of Directors, the president, treasurer and secretary of the corporation, in the order named;

               4. Reports of committees;

               5. Election of directors;

               6. Unfinished business;

               7. New business;

               8. Adjournment.

          Section 1.11 ABSENTEES' CONSENT TO MEETINGS. Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice of a quorum is present, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally required to be included there), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the beginning. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice, except as otherwise provided in Section 1.04(b) of these Bylaws.

          Section 1.12 ACTION WITHOUT MEETING. Any action, except the election of directors, which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if consented to by the holders of a majority of the shares entitled to vote or such greater proportion as may be required by the laws of the State of Nevada, the Articles of Incorporation, or these Bylaws. Whenever action is taken by written consent, a meeting of stockholders need not be called or noticed.

          Section 1.13 TELEPHONIC MEETINGS. Meeting of the stockholders may be held through the use of a conference telephone or similar communications equipment so long as all members participating in such meeting can hear one another at the time of such meeting. Participation in such meeting constitute presence in person at such meeting.

                                   ARTICLE II

                                    DIRECTORS

          Section 2.01 NUMBER, TENURE, AND QUALIFICATIONS. Except as otherwise provided herein, the Board of Directors of the corporation shall consist of at least three persons, who shall be elected at the annual meeting of the stockholders of the corporation and who shall hold office for one (1) year or until his or her successor or successors are elected and qualify. If, at any time, the number of stockholders of the corporation is less than three (3) , the Board of Directors may consist of fewer persons, but shall not be less than the number of stockholders. A director need not be a stockholder of the corporation.

          Section 2.02 RESIGNATION. Any director may resign effective upon giving written notice to the chairman of the Board of Directors, the present or the secretary of the corporation, unless the notice specified a later time for effectiveness of such resignation. If the Board of Directors accepts the resignation of a director tendered to take effect at a future date, the Board or the stockholders may elect a successor to take office when the resignation become effective.

          Section 2.03 CHANGE IN NUMBER. Subject to the limitations in the laws of the State of Nevada, the Articles of Incorporation or Section 2.01 of these Bylaws, the number of directors may be changed from time to time by resolution adopted by the Board of Directors.

          Section 2.04 REDUCTION IN NUMBER. No reduction of the number of directors shall have the effect of removing any director prior the expiration of his term of office.

          Section 2.05 REMOVAL.

               (a) The Board of Directors of the corporation, by majority vote, may declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction or convicted of a felony.

               (b) Any director may be removed from office, with or without cause, by the vote or written consent of stockholders representing not less than two-thirds of the issued and outstanding voting capital stock of the corporation.

          Section 2.06 VACANCIES.

               (a) A vacancy in the Board of Directors because of death, resignation, removal, change in number of directors, or otherwise may be filled by the stockholders at any regular or special meeting or any adjourned meeting thereof (but not by written consent) or the remaining director(s) by the affirmative vote of a majority thereof. Each successor so elected shall hold office until the next annual meeting of stockholders or until a successor shall have been duly elected and qualified.

               (b) If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholder shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more the total number of shares entitled to vote may call a special meeting of the stockholders to be held to elect the entire Board of Directors. The term of the office of any director shall terminate upon such election of a successor.

          Section 2.07 REGULAR MEETINGS. Immediately following the adjournment of, and at the same place as, the annual meeting of the stockholders, the Board of Directors, including directors newly elected, shall hold its annual meeting without notice other than this provision, to elect officers of the corporation and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding additional regular meetings.

          Section 2.08 SPECIAL MEETINGS. Special meeting of the Board of Directors may be called by the chairman and shall be called by the Chairman upon the request of any two (2) directors or the president of the corporation.

          Section 2.09 PLACE OF MEETINGS. Any meeting of the directors of the corporation may be held at its principal office in the State of Nevada or at such other place in or out of the United States as the Board of Directors may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

          Section 2.10 NOTICE OF MEETINGS. Except as otherwise provided in
Section 2.07, the Chairman shall deliver to all directors written or printed notice of any special meeting, at least 48 hours before the time of such meeting, by delivery of such notice personally or mailing such notice first class mail or by telegram. If mailed, the notice shall be deemed delivered two
(2) business days following the date the same is deposited in the United States mail, postage prepaid. Any director may waive notice of any meeting, and the attendance of a director at a meeting shall constitute a waiver of notice of such meeting, unless such attendance is for the express purpose of objecting to the transaction of business thereat because the meeting is not properly called or convened.

          Section 2.11 QUORUM; ADJOURNED MEETINGS.

               (a) A majority of the Board of Directors in office shall constitute a quorum.

               (b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

          Section 2.12 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of

Directors or any committee thereof may be taken without a meeting if a written consent thereto is signed by all of the members of the Board of Directors or of such committee. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors or committee. Such action by written consent shall have the same force and effect as the unanimous vote of the Board of Directors or committee.

          Section 2.13 TELEPHONIC MEETINGS. Meetings of the Board of Directors may be held through the use of a conference telephone or similar communications equipment so long as all member participating in such meeting can hear one another at the time of such meeting. Participation in such a meeting constitutes presence in person at such meeting. Each person participating in the meeting shall sign the minutes thereof which may be in counterparts.

          Section 2.14 BOARD DECISIONS. The affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

          Section 2.15 POWERS AND DUTIES.

               (a) Except as otherwise provided in the Articles of Incorporation or the laws of the State of Nevada, the Board of Directors is invested with the complete and unrestrained authority to manage the affairs of the corporation, and is authorized to exercise for such purpose as the general agent of the corporation, its entire corporate authority in such manner as it sees fit. The Board of Directors may delegate any of its authority to manage, control or conduct the current business of the corporation to any standing or special committee or to any officer or agent and to appoint any persons to be agents of the corporation which such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

               (b) The Board of Directors shall present to the stockholder at annual meetings of the stockholders, and when called for a majority vote of the stockholders at a special meeting of the stockholders, a full and clear statement of the condition of the corporation, and shall, at request, furnish each of the stockholders with a true copy thereof.

               (c) The Board of Directors, in its discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called for the purpose of considering any such contract or act, provided a quorum is present. The contract or act shall be valid and binding upon the corporation and upon all the stockholders thereof, if approved and ratified by the affirmative vote of a majority of the stockholders at such meeting.

          Section 2.16 COMPENSATION. The directors shall be allowed and paid all necessary expenses incurred in attending any meetings of the Board, but shall not receive any compensation for their services as directors until such time as the corporation is able to declare and pay dividends on its capital stock.

          Section 2.17 BOARD OFFICERS.

               (a) At its annual meeting, the Board of Directors shall elect, from among its members, a chairman to preside at meetings of the Board of Directors. The Board of Directors may also elect such other board officers and for such term as it may, from time to time, determine advisable

               (b) Any vacancy in any board office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

          Section 2.18 ORDER OF BUSINESS. The order of business at any meeting of the Board of Directors shall be as follows:

               1. Determination of members present and existence of quorum;

               2. Reading and approval of the minutes of any previous meeting or meetings;

               3. Reports of officers and committeemen;

               4. Election of officers (annual meeting);

               5. Unfinished business;

               6. New business;

               7. Adjournment.

                                   ARTICLE III

                                    OFFICERS

          Section 3.01 ELECTION. The Board of Directors, at its first meeting following the annual meeting of stockholders, shall elect a president, a secretary and a treasurer to hold office for a term of one (1) year and until their successors are elected and qualify. Any person may hold two or more offices. The Board of Directors may, from time to time, by resolution, appoint one or more vice-presidents, assistant secretaries, assistant treasurers and transfer agents of the corporation as it may deem advisable; prescribe their duties; and fix their compensation.

          Section 3.02 REMOVAL: RESIGNATION. Any officer or agent elected or appointed by the Board of Directors may be removed by it with or without cause. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the resigning officer is a party.

          Section 3.03 VACANCIES. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

          Section 3.04 PRESIDENT. The President shall be the general manager and executive officer of the corporation, subject to the supervision and control of the Board of Directors, and shall direct the corporate affairs, with full power to execute all resolutions and orders of the Board of Directors not especially entrusted to some other officer of the corporation. The president shall preside at all meetings of the stockholders and shall perform such other duties as shall be prescribed by the Board of Directors.

          Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation to attend and to act and to vote at any meetings of the stockholders of any corporation in which the corporation may hold stock and, at any such meetings, shall possess and may exercise any and all rights and powers incident to the ownership of such stock. The Board of Directors, by resolution from time to time, may confer like powers on any person or persons in place of the President to represent the corporation for these purposes.

          Section 3.05 VICE-PRESIDENT. The Board of Directors may elect one or more vice-presidents who shall be vested with all the powers and perform all the duties of the president whenever the president is absent or unable to act, including the signing of the certificates of stock issued by the corporation, and the vice-president shall perform such other duties as shall be prescribed by the Board of Directors.

          Section 3.06 SECRETARY. The secretary shall keep the minutes of all meetings of the stockholders and the Board of Directors in books provided for that purpose. The secretary shall attend to the giving and service of all notices of the corporation, may sign with the president in the name of the corporation all contracts authorized by the Board of Directors or appropriate committee, shall have the custody of the corporate seal, shall affix the corporate seal to all certificates of stock duly issued by the corporation, shall have charge of stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct, and shall, in general, perform all duties incident to the office of the secretary. All corporate books kept by the secretary shall be open for examination by any director at any reasonable time.

          Section 3.07 ASSISTANT SECRETARY. The Board of Directors may appoint an assistant secretary who shall have such powers and perform such duties as may be prescribed for him by the secretary of the corporation or by the Board of Directors.

          Section 3.08 TREASURER. The treasurer shall be the chief financial officer of the corporation, subject to the supervision and control of the Board of Directors, and shall have custody of all the funds and securities of the corporation. When necessary or proper, the treasurer shall endorse on behalf of the corporation for collection checks, notes, and other obligations, and shall deposit all monies to the credit of the corporation in such bank or banks or other depository as the Board of Directors may designate, and shall sign all receipts and vouchers for payments by the corporation. Unless otherwise specified by the Board of Directors, the treasurer shall sign with the president all bills of exchange and promissory notes of the corporation, shall also have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities, and such other property belonging to the corporation as the Board of Directors shall designate, and shall sign all papers required by law, by these Bylaws, or by the Board of Directors to be signed by the treasurer. The treasurer shall enter regularly in the books of the corporation, to be kept for that purpose, full and accurate accounts of all monies received and paid on account of the corporation and, whenever required by the Board of Directors, the treasurer shall render a statement of any or all accounts. The treasurer shall at all reasonable times exhibit the books of account to any directors of the corporation and shall perform all acts incident to the position of treasurer subject to the control of the Board of Directors.

          The treasurer shall, if required by the Board of Directors, give bond to the corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of treasurer and for restoration to the corporation, in the event of the treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

          Section 3.09 ASSISTANT TREASURER. The Board of Directors may appoint an assistant treasurer who shall have such powers and perform such duties as may be prescribed by the treasurer of the corporation or by the Board of Directors, and the Board of Directors may require the assistant treasurer to give a bond to the corporation in such sum and with such security as it may approve, for the faithful performance of the duties of assistant treasurer, and for restoration to the corporation, in the event of the assistant treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

                                   ARTICLE IV

                                  CAPITAL STOCK

          Section 4.01 ISSUANCE. Shares of capital stock of the corporation shall be issued in such manner and at such times and upon such conditions as shall be prescribed by the Board of Directors.

          Section 4.02 CERTIFICATES. Ownership in the corporation shall be evidenced by certificates for shares of stock in such form as shall be prescribed by the Board of Directors, shall be under the seal of the corporation and shall be signed by the president or a vice-president and also by the secretary or an assistant secretary. Each certificate shall contain the them name of the record holder, the number, designation, if any, class or series of shares represented, a statement of summary of any applicable rights, preferences, privileges or restrictions thereon, and a statement that the shares are assessable, if applicable. All certificates shall be consecutively numbered. The name, address and federal tax identification number of the stockholder, the number of shares, and the date of issue shall be entered on the stock transfer books of the corporation.

          Section 4.03 SURRENDER; LOST OF DESTROYED CERTIFICATES. All certificates surrendered to the corporation, except those representing shares or treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and if required by the Board of Directors, an indemnity bond in an amount and upon such terms as the treasurer, or the Board of Directors, shall require. In no case shall the bond be in an amount less than twice the current market value of the stock and it shall indemnify the corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

          Section 4.04 REPLACEMENT CERTIFICATE. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the corporation or it becomes desirable for any reason, including, without limitation, the merger or consolidation of the corporation with another corporation or the reorganization of the corporation, to cancel any outstanding certificate for shares and issue a new certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive dividends or exercise any other rights of stockholders until the holder has complied with the order provided that such order operates to suspend such rights only after notice and until compliance.

          Section 4.05 TRANSFER OF SHARES. No transfer of stock shall be valid as against the corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer on the books of the corporation.

          Section 4.06 TRANSFER AGENT. The Board of Directors may appoint one or more transfer agents and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agent and such registrar of transfer.

          Section 4.07 STOCK TRANSFER BOOKS. The stock transfer books shall be closed for a period of at least ten (10) days prior to all meetings of the stockholders and shall be closed for the payment of dividends as provided in
Article V hereof and during such periods as, from time to time, may be fixed by the Board of Directors, and, during such periods, no stock shall be transferable.

          Section 4.08 MISCELLANEOUS. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the corporation.

                                    ARTICLE V

                                    DIVIDENDS

          Section 5.01 Dividends may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors at any regular or special meeting and may be paid in cash, property, shares of the corporation stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 1.06 of these Bylaws, prior to the dividend payment for the purpose of determining stockholders entitled to receive payment of any dividend. The Board of Directors may close the stock transfer books for such purpose for a period of not more than ten (10) days prior to the payment date of such dividend.

                                   ARTICLE VI

              OFFICES; RECORDS, REPORTS; SEAL AND FINANCIAL MATTERS

          Section 6.01 PRINCIPAL OFFICE. The principal office of the corporation in the State of Nevada shall be at 401 Ryland Street, Suite 330, Reno, Nevada 89502.

     The Board of Directors may from time to time, by resolution, change the location of the principal office within the State of Nevada. The corporation may also maintain an office or offices at such other place or places, either within or without the State of Nevada, as may be resolved, from time to time, by the Board of Directors.

          Section 6.02 RECORDS. The stock transfer books and a certified copy of the Bylaws, Articles of Incorporation, any amendments thereto, and the minutes of the proceedings of stockholders, the Board of Directors, and Committees of the Board of Directors shall be kept at the principal office of the corporation for the inspection of all who have the right to see the same and for the transfer of stock. All other books of the corporation shall be kept at such places as may be prescribed by the Board of Directors.

          Section 6.03 FINANCIAL REPORT ON REQUEST. Any stockholder or stockholders holding at least five percent (5%) of the outstanding shares of any class of stock may make a written request for an income statement of the corporation for the three (3) month, six (6) month or nine (9) month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period. In addition, if no annual report of the last fiscal year has been sent to stockholders, such stockholder or stockholders may make a request for a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year. The statements shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of the statements shall be kept on file in the principal office of the corporation for twelve (12) months, and such copies shall be exhibited at all reasonable times to any stockholder demanding an examination of them or a copy shall be mailed to each stockholder. Upon request by any stockholder, there shall be mailed to the stockholder a copy of the last annual, semiannual or quarterly income statement which it has prepared and a balance sheet as of the end of the period. The financial statements referred to in this
Section 6.03 shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

          Section 6.04 RIGHT OF INSPECTION.

          (a) The accounting and records and minutes of proceedings of the stockholders and the Board of Directors and committees of the Board of Directors shall be open to inspection upon the written demand of any stockholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to such holder's interest as a stockholder or as the holder of such voting trust certificate. This right of inspection shall extend to the records of the subsidiaries, if any, of the corporation. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

          (b) Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the corporation and/or its subsidiary corporations. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

          Section 6.05 CORPORATE SEAL. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the corporation shall have the authority to affix the seal to any document requiring it.

          Section 6.06 FISCAL YEAR-END. The fiscal year-end of the corporation shall be such date as may be fixed from time to time by resolution by the Board of Directors.

          Section 6.07 RESERVES. The Board of Directors may create, by resolution, out of the earned surplus of the corporation such reserves as the directors may, from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends or to repair or maintain any property of the corporation, or for such other purpose as the Board of Directors may deem beneficial to the corporation, and the directors may modify or abolish any such reserves in the manner in which they were created.

          Section 6.08 PAYMENTS TO OFFICERS OR DIRECTORS. Any payments made to an officer or director of the corporation, such as salary, commission, bonus, interest, rent or entertainment expense, which shall be disallowed by the Internal Revenue Service in whole or in part as a deductible expense by the corporation, shall be reimbursed by such officer or director to the corporation to the full extent of such disallowance. It shall be the duty of the Board of Directors to enforce repayment of each such amount disallowed. In lieu of direct reimbursement by such officer or director, the Board of Directors may withhold future compensation to such officer or director until the amount owed to the corporation has been recovered.

                                   ARTICLE VII

                                 INDEMNIFICATION

          Section 7.01 IN GENERAL. Subject to Section 7.02, the corporation shall indemnify any director, officer, employee or agent or the corporation, or any person serving in any such capacity of any other entity or enterprise at the request of the corporation, against any and all legal expenses (including attorneys' fees), claims and/or liabilities arising out of any action, suit or proceeding, except an action by or in the right of the corporation.

          Section 7.02 LACK OF GOOD FAITH; CRIMINAL CONDUCT. The corporation may, but shall not be required to, indemnify any person unless such person acted in good faith an in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, where there was not reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order or settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner reasonably believed to being or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, there was reasonable cause to believe that the conduct was unlawful.

          Section 7.03 SUCCESSFUL DEFENSE OF ACTIONS. The corporation shall reimburse or otherwise indemnify any director, officer, employee, or agent against legal expenses (including attorneys' fees) actually and reasonably incurred in connection with defense of any action, suit, or proceeding hereinabove referred to, to the extent such person is successful on the merits or otherwise.

          Section 7.04 AUTHORIZATION. Indemnification shall be made by the corporation only when authorized in the specific case and upon a determination that indemnification if proper by:

               (1) The stockholders;

               (2) A majority vote of a quorum of the Board of Directors, consisting of directors who were not parties to the action, suit, or proceeding; or

               (3) Independent legal counsel in a written opinion, if a quorum of disinterested directors orders or if a quorum of disinterested directors cannot be obtained.

          Section 7.05 ADVANCING EXPENSES. Expenses incurred in defending any action, suit, or proceeding may be paid by the corporation in advance of the final disposition, when authorized by the Board of Directors, upon receipt of an undertaking by or on behalf of the person defending to repay such advances if indemnification is not ultimately available under these provisions.

          Section 7.06 CONTINUING INDEMNIFICATION. The indemnification provided by these Bylaws shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          Section 7.07 INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation in any capacity against any liability asserted.

                                  ARTICLE VIII

                                     BYLAWS

          Section 8.01 AMENDMENT. These Bylaws may be altered, amended or repealed at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment or repeal be contained in the notice of such special meeting. These Bylaws may also be altered, amended, or repealed at a meeting of the Stockholders at which a quorum is present by the affirmative vote of the holders of 51% of the capital stock of the corporation entitled to vote or by the consent of the stockholders in accordance with Section 1.12 of these Bylaws. The stockholders may provide by resolution that any Bylaw provision repealed, amended, adopted or altered by them may not be repealed amended, adopted or altered by the Board of Directors.

                                  CERTIFICATION

                    I, the undersigned, being the duly elected secretary of the corporation, do hereby certify that the foregoing Bylaws were adopted by the Board of Directors the 7th day of December, 1993.





                                               ---------------------------------
                                               Secretary

                            ARTICLES OF INCORPORATION

                                       OF

                           RMA OF SAN FRANCISCO, INC.

     ONE: The name of this corporation is RMA OF SAN FRANCISCO, INC.

     TWO: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.

     THREE: The name and address in this state of this corporation's initial agent for service of process is:

                                 Ralph M. Amato
                           7825 Fay Avenue, Suite 200
                           La Jolla, California 92037

     FOUR: This corporation is authorized to issue one class of shares, to be designated as follows: 1,000 shares of common stock with each share having a par value of $0.01.

     FIVE: The corporation is authorized to provide indemnification of agents (as defined in section 317 of the Corporations Code) for breach of duty to the corporation and its stockholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by section 317 of the Corporations Code, subject to the limits on such excess indemnification set forth in section 204 of the Corporations Code.



/s/ Ralph M. Amato
--------------------------------------
Ralph M. Amato, Incorporator



     I declare that I am the person who executed the above instrument, and that this instrument is my act and deed.


                                                /s/ Ralph M. Amato
                                                --------------------------------
                                                Ralph M. Amato

                                     BY-LAWS

                                       OF

                           RMA OF SAN FRANCISCO, INC.


                                    ARTICLE I

                                     OFFICES

     SECTION 1. OFFICE. The office of the Corporation shall be established and maintained at 7825 Fay Avenue, Suite 200, La Jolla, California 92037.

     SECTION 2. OTHER OFFICES. The Corporation may have other offices, either within or without the State of California, at such place or places as the Board of Directors may, from time to time, appoint or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     SECTION 1. ANNUAL MEETINGS. Annual meetings of stockholders for the election of Directors and for such other business, as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of California, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. In the event the Board of Directors fails to so determine the time, date, and place of meeting, the annual meeting of stockholders shall be held on the same date as the annual meeting of the shareholders of Access HealthNet, Inc. after the close of the Company's most recent fiscal year at such place as the Board of Directors shall determine.

     At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors, and they may transact such other corporate business as shall be stated in the notice of the meeting.

     SECTION 2. OTHER MEETINGS. Meetings of stockholders for any purpose other than the election of Directors may be held at such time and place, within or without the State of California, as shall be stated in the notice of the meeting.

     SECTION 3. VOTING. Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one (1) vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three (3) years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for Directors and the vote upon any question before the meeting shall be by ballot. All elections for Directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of California.

     A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each and the number of shares held by each shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     SECTION 4. QUORUM. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting, from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed, but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

     SECTION 5. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes may be called by the President or Secretary or by resolution of the Directors.

     SECTION 6. NOTICE OF MEETINGS. Written notice stating the place, date, and time of the meeting and the general nature of the business to be considered shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation not less than ten (10) nor more than fifty (50) days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

     SECTION 7. ACTION WITHOUT MEETING. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders or any action which may be taken at any annual or special meeting may be taken without a meeting, without prior notice, and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 1. NUMBER AND TERM. The number of Directors shall be one (1). The Directors shall be elected at the annual meeting of the stockholders, and each Director shall be elected to serve until his successor shall be elected and shall qualify. Directors need not be stockholders.

     SECTION 2. RESIGNATIONS. Any Director, member of a committee, or other Officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

     SECTION 3. VACANCIES. If the office of any Director, member of a committee, or other Officer becomes vacant, the remaining Directors in office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy who shall hold office for the unexpired term and until his successor shall be duly chosen.

     SECTION 4. REMOVAL. Any Director or Directors may be removed, either for or without cause, at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote at a special meeting of the stockholders called for the purpose, and the vacancies thus created may be filled at the meeting held for the purpose of removal by the affirmative vote of a majority in interest of the stockholders entitled to vote.


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

     SECTION 5. INCREASE OF NUMBER. The number of Directors may be increased by amendment of these By-Laws by the affirmative vote of a majority of the Directors, though less than a quorum, or by the affirmative vote of a majority in interest of the stockholders at the annual meeting or at a special meeting called for that purpose, and by like vote, the additional Directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualify.

     SECTION 6. POWERS. The Board of Directors shall exercise all of the powers of the Corporation except such as are by law or by the Certificate of Incorporation of the Corporation or by these By-Laws conferred upon or reserved to the stockholders.

     SECTION 7. COMMITTEES. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one (1) or more committees, each committee to consist of two (2) or more of the Directors of the Corporation. The Board may designate one (1) or more Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     Any such committee, to the extent provided in the resolution of the Board of Directors or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation, and, unless the resolution, these By-Laws, or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     SECTION 8. MEETINGS. The newly elected Directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders, or the time and place of such meeting may be fixed by consent in writing of all the Directors.

     Regular meetings of the Directors may be held without notice at such places and times as shall be determined, from time to time, by resolution of the Directors.


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

     Special meetings of the Board may be called by the President or by the Secretary on the written request of any two (2) Directors on at least two (2) days' notice to each Director and shall be held at such place or places as may be determined by the Directors, or as shall be stated in the call of the meeting.

     SECTION 9. QUORUM. A majority of the Directors shall constitute a quorum for the transaction of business. If, at any meeting of the Board, there shall be less than a quorum present, a majority of those present may adjourn the meeting, from time to time, until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

     SECTION 10. COMPENSATION. Directors shall not receive any stated salary for their services as Directors or as members of committees, but by resolution of the Board, a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity as an Officer, agent, or otherwise, and receiving compensation therefor.

     SECTION 11. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if, prior to such action, a written consent thereto is signed by all members of the Board, or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. OFFICERS. The Officers of the Corporation shall be a President, a Treasurer, and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect a Chairman, one (1) or more Vice Presidents, and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the Officers of the Corporation need be Directors. The Officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two (2) offices may be held by the same person.

     SECTION 2. OTHER OFFICERS AND AGENTS. The Board of Directors may appoint such other Officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined, from time to time, by the Board of Directors.


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

     SECTION 3. CHAIRMAN. The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors, and he shall have and perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

     SECTION 4. PRESIDENT. The President shall be the Chief Executive Officer of the Corporation and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction, and control of the business of the Corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages, and other contracts in behalf of the Corporation and shall cause the seal to be affixed to any instrument requiring it, and when so affixed, the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

     SECTION 5. VICE PRESIDENT. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the Directors.

     SECTION 6. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

     The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board shall prescribe.


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

     SECTION 7. SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and Directors and all other notices required by law or by these By-Laws, and in case of his absence or refusal or neglect to do so, any such notice may be given by any person thereunto directed by the President or by the Directors or stockholders, upon whose requisition the meeting is called as provided in these By-Laws. He shall record all the proceedings of the meetings of the Corporation and of the Directors in a book to be kept for that purpose and shall perform such other duties as may be assigned to him by the Directors or the President. He shall have the custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Directors or the President, and attest the same.

     SECTION 8. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Directors.

                                    ARTICLE V

                                  MISCELLANEOUS

     SECTION 1. CERTIFICATES OF STOCK. A certificate of stock, signed by the Chairman or Vice Chairman of the Board of Directors, if they be elected, President or Vice President, and the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the Corporation. When such certificates are countersigned (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, the signatures of such Officers may be facsimiles.

     SECTION 2. LOST CERTIFICATES. A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, and the Directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate or the issuance of any such new certificate.

     SECTION 3. TRANSFER OF SHARES. The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer, the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the Directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer, and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.


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

     SECTION 4. STOCKHOLDERS RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 5. DIVIDENDS. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends, such sum or sums as the Directors, from time to time, in their discretion, deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Directors shall deem conducive to the interests of the Corporation.

     SECTION 6. SEAL. The corporate seal shall be circular in form and shall contain the name of the Corporation, the year of its creation, and the words "CORPORATE SEAL CALIFORNIA" Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 7. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

     SECTION 8. CHECKS. All checks, drafts, or other orders for the payment of money, notes, or other evidences or indebtedness issued in the name of the Corporation shall be signed by such Officer or Officers, agent or agents of the Corporation and in such manner as shall be determined, from time to time, by resolution of the Board of Directors.

     SECTION 9. NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States Mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute.

     Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation, or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI

                                   AMENDMENTS

     These By-Laws may be altered or repealed, and By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal of the By-Law or By-Laws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal of the By-Law or By-Laws to be made, be contained in the notice of such special meeting.


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